Held for Sale	12 Months Ended
Dec. 31, 2018
Assets held for sale [Abstract]
Assets held for sale [Text block]

17. HELD FOR SALE

On November 26, 2018, Emera announced an agreement to sell its three NEGG facilities for $590 million USD plus a final working capital adjustment made on close. Proceeds from the sale of the NEGG facilities will be used to reduce corporate level debt and support capital investment opportunities within the regulated utility business. The transaction is expected to close in the first quarter of 2019 and is subject to certain regulatory approvals including approval of the FERC. The applicable provisions of the Hart-Scott-Rodino Antitrust Act have been satisfied.

As at December 31, 2018, the assets of the NEGG facilities were classified as held for sale and were measured at the lower of their carrying value or fair value less costs to sell. The measurement did not result in a fair value adjustment and the assets are no longer being depreciated. Included in assets held for sale on the Consolidated Balance Sheets was $777 million ($570 million USD) related to Property, plant and equipment. The NEGG operations are included within the Company’s Emera Energy segment.